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                            HARRIS INSIGHT(R) FUNDS
                          HARRIS INSIGHT EQUITY FUNDS
                       HARRIS INSIGHT FIXED INCOME FUNDS
                       HARRIS INSIGHT MONEY MARKET FUNDS
                                 Class A Shares
                              Institutional Shares

                      SUPPLEMENT DATED SEPTEMBER 30, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1998


The following text replaces the corresponding paragraphs under the section entitled Management - Portfolio Management.

SMALL-CAP OPPORTUNITY FUND - Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He was appointed portfolio manager of the Fund in September 1998 and has 28 years of experience in portfolio management and research.

CONVERTIBLE SECURITIES FUND - Thomas M. Corkill, CFA. Mr. Corkill was appointed portfolio manager of the Fund in September 1998. For a description of Mr. Corkill, see Small-Cap Opportunity Fund above.

TAX-EXEMPT BOND FUND - George W. Selby. Mr. Selby joined HIM in 1998 and serves as Principal and Portfolio Manager. He was appointed portfolio manager of the Fund in September 1998 and has 15 years of municipal bond sales experience. Prior to joining HIM, he served as an executive director of municipal bond sales for a brokerage firm.

INTERMEDIATE TAX-EXEMPT BOND FUND - George W. Selby. Mr. Selby was appointed portfolio manager of the Fund in September 1998. For a description of Mr. Selby, see Tax-Exempt Bond Fund above.

TAX-EXEMPT MONEY MARKET FUND - Kimberly J. Keywell. Ms. Keywell joined HIM in 1995 and joined Harris Trust as a dual employee in 1997. She serves as Principal and Portfolio Manager. She was appointed portfolio manager of the Fund in September 1998 and has six years of investment management experience. Prior to joining HIM, she served as an associate portfolio manager for the trust department of a large banking institution.